EXHIBIT 99.2

EXCERPTS FROM THE CARROLS RESTAURANT GROUP, INC.
CONFIDENTIAL PRELIMINARY OFFERING MEMORANDUM DATED JUNE 23, 2021

The inclusion of the information presented below should not be viewed as a determination that such information is material.

USE OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) are non-GAAP financial measures. EBITDA represents net income or loss before income taxes, interest expense and depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude impairment and other lease charges, acquisition and integration costs, stock-based compensation expense, abandoned development costs, restaurant pre-opening costs, non-recurring litigation and other professional expenses, gain on bargain purchase, loss on extinguishment of debt and other income and expense. Adjusted Restaurant-Level EBITDA represents income or loss from operations as adjusted to exclude general and administrative expenses, depreciation and amortization, impairment and other lease charges, restaurant-level integration costs, pre-opening costs and other income and expense. Adjusted net income (loss) represents net income or loss as adjusted to exclude loss on extinguishment of debt, impairment and other lease charges, acquisition and integration costs, abandoned development costs, pre-opening expense, gain on bargain purchase, non-recurring litigation and other professional expenses and other income or expense, the related income tax effect of these adjustments and the establishment or reversal of a valuation allowance on our net deferred income tax assets.
We are presenting Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) because we believe that they provide a more meaningful comparison than EBITDA and net income (loss) of our core business operating results, as well as with those of other similar companies. Additionally, we present Adjusted Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses such as salaries and expenses associated with corporate and administrative functions that support the development and operations of our restaurants, legal, auditing and other professional fees, as well as restaurant integration costs related to acquisitions, restaurant pre-opening costs, and other income and expense. Although these costs are not directly related to restaurant-level operations, these costs are necessary for the profitability of our restaurants. Management believes that Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss), when viewed with our results of operations in accordance with GAAP and the accompanying reconciliations, provide useful information about operating performance and period-over-period growth, and provide additional information that is useful for evaluating the operating performance of our core business without regard to potential distortions. Additionally, management believes that Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) permit investors to gain an understanding of the factors and trends affecting our ongoing cash earnings, from which capital investments are made and debt is serviced.
However, EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to net income (loss), income from operations or cash flow from operating activities as indicators of operating performance or liquidity. EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, and Adjusted net income (loss) have important limitations as analytical tools. These limitations include the following:

•EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, and Adjusted net income (loss) do not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments to purchase capital equipment;
•EBITDA, Adjusted EBITDA and Adjusted Restaurant-Level EBITDA do not reflect the interest expense or the cash requirements necessary to service principal or interest payments on our debt;
•although depreciation and amortization are non-cash charges, the assets that we currently depreciate and amortize will likely have to be replaced in the future, and EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA, and Adjusted net income (loss) do not reflect the cash required to fund such replacements; and
•EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) do not reflect the effect of earnings or charges resulting from matters that our management does not consider to be indicative of our ongoing operations. However, some of these charges (such as impairment and other lease charges and acquisition costs) have recurred and may reoccur.
See “Summary — Summary Historical and Selected Unaudited Financial and Operating Data” for a quantitative reconciliation of EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) to the most directly comparable GAAP financial performance measure, which we believe is net income (loss) for EBITDA and Adjusted EBITDA, income (loss) from operations for Adjusted Restaurant-Level EBITDA, and net income (loss) for Adjusted net income (loss).

Summary Historical and Selected Unaudited
Financial and Operating Data
The following table sets forth our summary historical and selected unaudited financial and operating information for the periods presented. The summary historical financial information has been derived from our audited consolidated financial statements prepared in accordance with GAAP for each of the fiscal years ended December 30, 2018, December 29, 2019 and January 3, 2021. Our fiscal years ended December 30, 2018 and December 29, 2019 each contained 52 weeks. Our fiscal year ended January 3, 2021 contained 53 weeks.
The summary unaudited consolidated financial statements for the three months ended April 4, 2021 and March 29, 2020 include all adjustments, consisting of normal recurring which, in our opinion, are necessary for a fair presentation of the financial position and results of operation for these periods. The summary unaudited consolidated financial information has been prepared on a basis consistent with our audited consolidated financial statements. The results of operations for the three months ended April 4, 2021 and March 29, 2020 are not necessarily indicative of the results to be expected for the full year.
All of the financial and operating data for the twelve months ended April 4, 2021 included herein has been derived by adding the financial and operating data for the year ended January 3, 2021, which contained 53 weeks, to the financial and operating data for the three months ended April 4, 2021 and subtracting the financial and operating data for the three months ended March 29, 2020.
The information in the tables below is only a summary and should be read together with our consolidated financial statements as of January 3, 2021 and December 29, 2019 and for the years ended January 3, 2021, December 29, 2019 and December 30, 2018 included in our Annual Report on From 10-K for the fiscal year ended January 3, 2021 and as of April 4, 2021 and for the three months ended April 4, 2021 and March 29, 2020 included in our Quarterly Report on Form 10-Q which are incorporated by reference herein.

	Fiscal Year Ended			Three Months Ended		Twelve Months Ended
	December 30, 2018	December 29, 2019	January 3, 2021	March 29, 2020	April 4, 2021	April 4, 2021
	(Dollars in thousands, other than operating data)
Statements of Operations data:
Restaurant sales	$1,179,307	$1,452,516	$1,547,502	$351,518	$389,993	$1,585,977
Other Revenue	—	10,249	—	—	—	—
Total Revenue	1,179,307	1,462,765	1,547,502	351,518	389,993	1,585,977
Costs and expenses:
Cost of sales	326,308	431,969	452,738	102,927	113,790	463,601
Restaurant wages and related expenses	382,829	485,278	498,127	124,575	129,646	503,198
Restaurant rent expense	81,409	107,147	118,444	29,454	30,314	119,304
Other restaurant operating expenses	178,750	227,364	236,059	57,978	61,419	239,500
Advertising expense	48,340	58,689	60,735	13,876	15,369	62,228
General and administrative(1)	66,587	84,734	84,051	20,787	21,369	84,633
Depreciation and Amortization	58,468	74,674	81,727	21,031	20,609	81,305
Impairment and other lease charges	3,685	3,564	12,778	2,881	353	10,250
Other expense (income)(2)	(424)	(1,911)	(1,271)	56	227	(1,100)
Total operating expenses	1,145,952	1,471,508	1,543,388	373,565	393,096	1,562,919
Income (loss) from operations	33,355	(8,743)	4,114	(22,047)	(3,103)	23,058
Interest expense	23,638	27,856	27,283	7,140	6,726	26,869
Loss on extinguishment of debt	—	7,443	—	—	—	—
Gain on bargain purchase	(230)	—	—	—	—	—
Income (loss) before income taxes	9,947	(44,042)	(23,169)	(29,187)	(9,829)	(3,811)
Provision (benefit) for income taxes	(157)	(12,123)	6,294	(6,978)	(2,661)	10,611
Net income (loss)	$10,104	$(31,919)	$(29,463)	$(22,209)	$(7,168)	$(14,422)

Other financial data:
Net cash provided by (used in) operating activities	$80,769	$48,708	$103,945	$(3,790)	$7,036	$114,771
Total capital expenditures	75,735	134,879	56,890	24,597	10,627	42,920
Net cash used for (provided by) investing activities	106,894	218,045	47,857	21,968	10,627	36,516
Net cash provided by (used in) financing activities	727	168,297	5,902	64,056	(1,444)	(59,598)

Operating Data:
Restaurants (at end of period)	849	1,101	1,074	1,093	1,075	1,075
Average number of operating restaurants	813.9	998.5	1,078.0	1,095.0	1,074.0	1,072.8
Average annual sales per restaurant(3)	$1,449	$1,455	$1,436			$1,478
Adjusted EBITDA(4)	102,990	86,371	107,855	3,972	19,866	123,749
Adjusted Restaurant-Level EBITDA(4)	162,133	156,131	181,562	22,797	39,484	198,249
Adjusted net income (loss)(4)	14,091	(15,323)	(3,733)	(19,317)	(6,500)	9,084
Change in comparable restaurant sales(5)	3.8%	2.2%	(2.7)%	(5.7)%	13.8%	1.6%

	December 30, 2018	December 29, 2019	January 3, 2021	March 29, 2020	April 4, 2021
	(Dollars in thousands)
Balance sheet data (at end of period):
Cash and cash equivalents	$4,014	$2,974	$64,964	$41,272	$59,929
Total assets	600,251	1,751,460	1,757,085	1,778,134	1,745,190
Working capital	(47,461)	(109,540)	(44,396)	(64,583)	(45,637)
Debt:
Senior secured second lien notes	$275,000	$422,875	$—	$—	$—
Senior credit facility term loan B borrowings	—	—	419,375	421,813	418,312
Senior credit facility term loan B-1 borrowings	—	—	73,875	—	73,688
Senior credit facility revolving credit borrowings	—	45,750	—	111,750	—
Senior Unsecured Notes	—	—	—	—	—
Finance leases	3,941	2,524	908	1,958	1,315
Total debt	$278,941	$471,149	$494,158	$535,521	$493,315
Stockholders’ equity	$185,540	$309,462	$271,532	$283,122	$268,935

	Fiscal Year Ended			Three Months Ended		Twelve Months Ended
	December 30, 2018	December 29, 2019	January 3, 2021	March 29, 2020	April 4, 2021	April 4, 2021
	(Dollars in thousands)
Reconciliation of EBITDA and Adjusted EBITDA:
Net income (loss)	$10,104	$(31,919)	$(29,463)	$(22,209)	$(7,168)	$(14,422)
Provision (benefit) for income taxes	(157)	(12,123)	6,294	(6,978)	(2,661)	10,611
Interest expense	23,638	27,856	27,283	7,140	6,726	26,869
Depreciation and amortization	58,468	74,674	81,727	21,031	20,609	81,305
EBITDA	92,053	58,488	85,841	(1,016)	17,506	104,363
Impairment and other lease charges	3,685	3,564	12,778	2,881	353	10,250
Acquisition & integration costs(6)	1,445	10,827	273	81	—	192
Abandoned development costs(7)	—	256	3,464	688	—	2,776
Pre-opening costs(8)	462	1,449	163	89	29	103
Other (income) and expense, net(9)	(424)	(1,911)	(1,271)	56	227	(1,100)
Litigation and other professional expenses(10)	187	502	1,384	61	282	1,605
Stock compensation expense(1)	5,812	5,753	5,223	1,132	1,469	5,560
Gain on bargain purchase	(230)	—	—	—	—	—
Loss on extinguishment of debt	—	7,443	—	—	—	—
Adjusted EBITDA	$102,990	$86,371	$107,855	$3,972	$19,866	$123,749
COVID-19 other supplies expense						2,871
Travel restructuring savings						143
Training restructuring savings						575
Proforma EBITDA from stores closed						525
Lost earnings due to First Data outage						250
Cash payments previously included in impairment						(657)
Covenant Adjusted EBITDA						$127,456

	Fiscal Year Ended			Three Months Ended		Twelve Months Ended
	December 30, 2018	December 29, 2019	January 3, 2021	March 29, 2020	April 4, 2021	April 4, 2021
	(Dollars in thousands)
Reconciliation of Adjusted Restaurant-Level EBITDA
Income (loss) from operations	$33,355	$(8,743)	$4,114	$(22,047)	$(3,103)	$23,058
Add:
General and administrative expenses	66,587	84,734	84,051	20,787	21,369	84,633
Restaurant integration costs	—	2,364	—	—	—	—
Pre-opening costs(8)	462	1,449	163	89	29	103
Depreciation and amortization	58,468	74,674	81,727	21,031	20,609	81,305
Impairment and other lease charges	3,685	3,564	12,778	2,881	353	10,250
Other (income) and expense, net(9)	(424)	(1,911)	(1,271)	56	227	(1,100)
Adjusted Restaurant-Level EBITDA	$162,133	$156,131	$181,562	$22,797	$39,484	$198,249

Reconciliation of Adjusted net income (loss)
Net income (loss)	10,104	(31,919)	(29,463)	(22,209)	(7,168)	(14,422)
Add:
Impairment and other lease charges	3,685	3,564	12,778	2,881	353	10,250
Acquisition & integration costs(6)	1,445	10,827	273	81	—	192
Abandoned development costs(7)	—	256	3,464	688	—	2,776
Pre-opening costs(8)	462	1,449	163	89	29	103
Other (income) and expense, net(9)	(424)	(1,911)	(1,271)	56	227	(1,100)
Litigation and other professional expenses(10)	187	502	1,384	61	282	1,605
Gain on bargain purchase	(230)	—	—	—	—	—
Loss on extinguishment of debt	—	7,443	—	—	—	—
Income tax effect on above adjustments(11)	(1,138)	(5,534)	(4,199)	(964)	(223)	(3,458)
Adjustments to income tax benefit(12)	—	—	13,138	—	—	13,138
Adjusted net income (loss)	$14,091	$(15,323)	$(3,733)	$(19,317)	$(6,500)	9,084
(1)Acquisition costs of $1.4 million, $8.5 million and $0.3 million were included in general and administrative expense for the years ended December 30, 2018, December 29, 2019 and January 3, 2021, respectively and $0.1 million for the three months ended March 29, 2020. Additionally, stock-based compensation expense of $5.8 million, $5.8 million and $5.2 million were included in general and administrative expense for the years ended December 30, 2018, December 29, 2019, January 3, 2021, respectively, $1.1 million and $1.5 million for the three months ended March 29, 2020 and April 4, 2021, respectively and $5.6 million for the twelve months ended April 4, 2021.
(2)In 2020, we recorded gains related to insurance recoveries from property damage at four of the our restaurants of $2.1 million, a net gain on twelve sale-leaseback transactions of $0.2 million and a loss on disposal of assets of $1.0 million. In fiscal 2019, we recorded, among other things, a $1.9 million gain related to a settlement with BKC for the approval of new restaurant development by other franchisees which unfavorably impacted our restaurants. In fiscal 2018, we recorded a net gain of $0.4 million, primarily related to insurance recoveries from fires at two restaurants.
(3)Average annual sales per restaurant are derived by dividing restaurant sales by the average number of restaurants operating during the period. The twelve months ended January 3, 2021 and April 4, 2021 each contained 53 weeks.
(4)EBITDA, Adjusted EBITDA, Adjusted Restaurant-Level EBITDA and Adjusted net income (loss) are non-GAAP financial measures. EBITDA represents net income or loss before income taxes, interest expense and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted to exclude impairment and other lease charges, acquisition and integration costs, stock compensation expense, pre-opening costs, gain on bargain purchase, loss on extinguishment of debt and other income or expense. Adjusted Restaurant-Level EBITDA represents income or loss from operations adjusted to exclude general and administrative expenses, restaurant integration costs, pre-opening costs, depreciation and amortization, impairment and other lease charges, and other income or expense. Adjusted net income (loss) represents net income or loss as adjusted to exclude loss on extinguishment of debt, impairment and other lease charges, acquisition and integration costs, pre-opening expense gain on bargain purchase, litigation costs, legal settlement gains and other income or expense, the related income tax effect of these adjustments and the establishment or reversal of a valuation allowance on our net deferred income tax assets.

(5)Restaurants we acquire are included in comparable restaurant sales after they have been operated by us for 12 months. Sales from restaurants we develop are included in comparable sales after they have been open for 15 months. Comparable restaurant sales are on a 53-week basis for the year ended January 3, 2021.
(6)Acquisition and integration costs for the periods presented include certain legal and professional fees, corporate payroll, and other general and administrative costs related to the integration of acquisitions as well as one-time repair and other operating costs which are included in other restaurant operating expenses.
(7)Abandoned development costs for the twelve months ended January 3, 2021 and December 29, 2019 and three months ended March 29, 2020 represent the write-off of capitalized costs due to the abandoned development of future restaurant locations.
(8)Pre-opening costs for the periods presented include training, labor and occupancy costs incurred during the construction of new restaurants.
(9)The year ended January 3, 2021 included gains related to insurance recoveries from property damage at four of our restaurants of $2.1 million, a net gain on twelve sale-leaseback transactions of $0.2 million and a loss on disposal of assets of $1.0 million. The year ended December 29, 2019, includes, among other things, a gain of $1.9 million from a settlement with BKC for the approval of new restaurant development by other franchisees which unfavorably impacted our restaurants. In fiscal 2018, we recorded a net gain of $0.4 million, primarily related to insurance recoveries from fires at two restaurants.
(10)Litigation and other professional expenses in fiscal 2020 include legal costs pertaining to an ongoing lawsuit with one of our vendors, costs to settle a class action claim and other non-recurring professional service expenses. In fiscal 2019 and 2018, this included legal costs pertaining to an ongoing lawsuit with one of our vendors. Litigation and other professional expenses for the three months ended April 4, 2021 and March 29, 2020 includes litigation expenses pertaining to an ongoing lawsuit with one of the Company's former vendors and other non-recurring professional service expenses.
(11)The income tax effect related to all adjustments, other than the deferred income tax valuation allowance provision (benefit), was calculated using an incremental income tax rate of 25% in fiscal 2020 and fiscal 2019, 22.2% in fiscal 2018 and 25% for the three months ended April 4, 2021 and March 29, 2020.
(12)Fiscal 2020 includes tax expense of $13.1 million to record an incremental tax valuation allowance for certain income tax credits as they may expire prior to their utilization.